UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

GAN LIMITED
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GAN LIMITED

10845 Griffith Peak Drive, Suite 200

Las Vegas, NV 89135

April 30, 2025

Dear Shareholder:

On behalf of the Board of Directors and management, we cordially invite you to attend the 2025 Annual Meeting of Shareholders of GAN Limited (the “Annual Meeting”), to be held virtually on June 26, 2025, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof.

At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. We also enclose, and encourage you to read, our annual report on Form 10-K (the “2024 Annual Report”), which includes information on our business, as well as our audited financial statements for the year ended December 31, 2024.

We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to most of our shareholders on or about April 30, 2025. The Notice of Availability contains instructions on on how to cast your vote and how to access our proxy materials, including the Notice of Annual Meeting of Shareholders, Proxy Statement, 2024 Annual Report and a Proxy Card or voting instruction form. The Notice of Availability also contains instructions on how to request a printed copy of our proxy materials. All shareholders who do not receive the Notice of Availability will receive a printed copy of the proxy materials.

Your vote is very important. Regardless of the number of shares you own, and whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.

Thank you for your continued support and ownership of GAN Limited. We look forward to seeing you at the Annual Meeting.

Sincerely,

Sylvia Tiscareño Chief Legal Officer

The Proxy Statement for the 2025 Annual Meeting of Shareholders, the Proxy Card and the 2024 Annual Report are available at www.proxyvote.com.

GAN LIMITED

10845 Griffith Peak Drive, Suite 200

Las Vegas, NV 89135

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 26, 2025

GAN Limited will hold its 2025 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “Annual Meeting”) virtually at www.virtualshareholdermeeting.com/GAN2025 on Thursday, June 26, 2025, at 10:00 a.m. (Pacific Time).

The following items are on the agenda and are more fully described in the accompanying Proxy Statement:

1.	The election of two nominees as Class I directors to hold office until the 2027 Annual Meeting of Shareholders and the election of two nominees as Class II directors to hold office until the 2028 Annual Meeting of Shareholders;

2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	Other business that may properly come before the Annual Meeting.

Our Board of Directors fixed April 29, 2025 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

We are mailing to our shareholders on or about April 30, 2025, a Notice of Internet Availability of Proxy Materials containing instructions on how to vote and how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 via the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can request a printed copy of the proxy materials.

By Order of the Board of Directors,

Sylvia Tiscareño Chief Legal Officer

April 30, 2025

Las Vegas, Nevada

Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure your representation at the Annual Meeting. You may vote online, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials. Even if you give your proxy, you may still vote in person if you attend the meeting virtually. If a broker, bank or other nominee is the record holder of your shares, then you must obtain from the record holder a proxy issued in your name in order to vote at the Annual Meeting.

GAN LIMITED

10845 Griffith Peak Drive, Suite 200

Las Vegas, NV 89135

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 26, 2025

The Board of Directors of GAN Limited, a Bermuda exempted company limited by shares (“GAN”), is providing these proxy materials to you in connection with the solicitation of the accompanying proxy for use at our 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

The Annual Meeting will be held virtually on June 26, 2025, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated in this Proxy Statement.

On or about April 30, 2025 we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to vote online or by phone and how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (the “2024 Annual Report”) via the Internet. The Notice of Availability also contains instructions on how you can receive a printed copy of the proxy materials.

This Proxy Statement summarizes certain information to assist you in voting in an informed manner.

All shareholders are cordially invited to attend the Annual Meeting virtually via the internet at www.virtualshareholdermeeting.com/GAN2025. Whether you expect to attend the meeting or not, please vote as soon as possible.

THE PROXY PROCESS AND THE ANNUAL MEETING

The following discussion is intended to provide general information about the proxy process and the Annual Meeting under the rules and regulations of the Securities and Exchange Commission (the “SEC”). If you have questions about this Proxy Statement or the Annual Meeting, please contact our Chief Legal Officer at: GAN Limited, 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, Attention: Chief Legal Officer, Telephone: (833) 565-0550.

2025 Annual Meeting of Shareholders

GAN LIMITED	June 26, 2025

www.virtualshareholdermeeting.com/GAN2025	10:00 a.m. Pacific Time

The record date for the Annual Meeting is April 29, 2025 (the “Record Date”). Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. You are invited to vote on the proposals described in this Proxy Statement because you were a GAN shareholder on the Record Date. GAN is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments.

Attending the Annual Meeting

If you are a shareholder of record as of the Record Date, you have the right to vote live at the Annual Meeting. The Annual Meeting will take place virtually via the internet at www.virtualshareholdermeeting.com/GAN2025. Shareholders may vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the 16-digit control number included on your Notice or proxy card (if you received a paper delivery of proxy materials), to enter the 2025 Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are available at www.virtualshareholdermeeting.com/GAN2025. Participants will be able to log in 15 minutes prior to the start of the Annual Meeting. We encourage you to access the Annual Meeting in advance of the designated start time to ensure that you do not experience any technical difficulties.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Purpose

At the Annual Meeting, our shareholders will vote on the following items:

1.	The election of two nominees as Class I directors to hold office until the 2027 Annual Meeting of Shareholders and the election of two nominees as Class II directors to hold office until the 2028 Annual Meeting of Shareholders;

2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2025; and

3.	Other business that may properly come before the Annual Meeting.

Proxy Materials

These proxy materials were first sent or made available to shareholders on April 30, 2025, and include:

●	Notice of Annual Meeting of Shareholders

●	This Proxy Statement for the Annual Meeting

●	GAN’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”)

If you requested printed versions of these proxy materials by mail, these printed proxy materials also include the Proxy Card or voting instruction form for the Annual Meeting.

Internet Availability

GAN uses the Internet as the primary means of furnishing proxy materials to our shareholders. We are sending the Notice of Availability to our shareholders with instructions on how to access the proxy materials online or request a printed copy of the proxy materials.

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Shareholders may follow the instructions in the Notice of Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our Annual Meeting and reduce GAN’s printing and mailing costs.

Quorum for the Annual Meeting

Two or more persons holding a majority of the total issued ordinary shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person and representing in person or by proxy to establish a quorum for the transaction of business. On the Record Date there were 46,328,732 ordinary shares issued and outstanding. Consequently, we will need to have holders of 23,164,367 shares present in person or represented by proxy at the Annual Meeting in order to establish a quorum. Your shares will be counted for purposes of determining if there is a quorum if:

●	You are entitled to vote and you are present in person at the Annual Meeting; or

●	You have properly voted by proxy online, by phone, or by submitting a Proxy Card or voting instruction form by mail.

If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies and reconvene the Annual Meeting at a later date.

Inspector of Election

The Chief Executive Officer of GAN will act as chairman for the Annual Meeting. A representative of Broadridge will count the votes and act as the inspector of election on behalf of the chairman. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes. GAN has also engaged Broadridge Financial Solutions, Inc. as its proxy distribution agent and tabulation service provider and they will also be calculating the votes received prior to the Annual Meeting.

Proxy Solicitation Costs

GAN is paying the costs of the solicitation of proxies. We will also make solicitation materials available to banks, brokerage houses, fiduciaries and custodians holding our ordinary shares in their names but that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of ordinary shares for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet or personal solicitation by our directors, executive officers and employees. No additional compensation will be paid to these individuals for these services.

Voting

Each of GAN’s ordinary shares is entitled to one vote on each matter presented at the Annual Meeting. If you hold your shares in direct registration in your name with GAN’s transfer agent, then you will be able to vote under GAN’s voting system in accordance with the description under “Voting Procedures” below.

If you hold your shares in “street name” in a brokerage account, you will likely receive instructions for voting your shares from your broker, bank, or other nominee rather than through our voting system. A number of brokers and banks participate in a program that allows shareholders to grant their proxy to vote shares online or by phone. If your shares are held in an account with a broker or bank participating in such a program, then you may vote your shares online or telephonically by following the instructions on the form received from your broker or bank.

With respect to the election of directors, shareholders may vote “FOR” all nominees, “WITHHOLD” authority for all nominees or vote for all except for those individual nominees for director for which the shareholder indicates it is withholding authority. With respect to each other proposal, shareholders may vote “FOR” the proposal, “AGAINST” the proposal, or abstain from voting.

Voting Procedures

There are four ways to vote:

●	Online. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in the Notice of Availability. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

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●	Phone. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form. The availability of phone voting may depend on the voting procedures of the organization that holds your shares.

●	Mail. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.

●	Virtually at the Annual Meeting. If you are a shareholder of record as of the Record Date, you have the right to vote live at the Annual Meeting. The Annual Meeting will take place virtually via the internet at www.virtualshareholdermeeting.com/GAN2025. Shareholders may vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the 16-digit control number included on your Notice or proxy card (if you received a paper delivery of proxy materials) to enter the 2025 Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are available at www.virtualshareholdermeeting.com/GAN2025. Participants will be able to log in 15 minutes prior to the start of the Annual Meeting. We encourage you to access the Annual Meeting in advance of the designated start time to ensure that you do not experience any technical difficulties. Only eligible shareholders will be admitted to the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you should contact your bank, broker or other nominee prior to the time such voting instructions are exercised.

Shareholders who submit a proxy online or by telephone need not return a Proxy Card or the form forwarded by your broker, bank, trust or other holder of record by mail.

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

Changing your Vote

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, as follows:

●	Online. You may change your vote using the online voting method described above, in which case only your latest online proxy submitted prior to the Annual Meeting will be counted.

●	Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.

●	Mail. You may revoke your proxy and change your vote by signing and returning a new Proxy Card or voting instruction form dated as of a later date, in which case only your latest Proxy Card or voting instruction form received prior to the Annual Meeting will be counted.

●	Virtually at the Annual Meeting. You may revoke your proxy and change your vote by attending the Annual Meeting and voting in person. However, your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you properly vote at the virtual Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to GAN’s Chief Legal Officer.

Vote Required to Approve a Proposal

For Proposal No. 1, directors will be re-elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, which means that the four nominees receiving the highest number of “for” votes will be elected.

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

Broker Non-Votes and Abstentions

If you hold your shares in street name and the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” The following proposal is considered a non-routine matter:

●

The election of two nominees as Class I directors to hold office until the 2027 Annual Meeting of Shareholders and the election of two nominee as Class II directors to hold office until the 2028 Annual Meeting of Shareholders (Proposal No. 1).

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You must instruct your bank, broker or nominee on how to vote your shares for Proposals No. 1 and No. 2 in order for your vote to count for that proposal.

Under applicable exchange rules, a broker or other nominee that holds your shares may generally vote in their discretion on routine matters, even if you do not instruct the broker on how to vote. The following proposal is considered a routine matter:

●	Appointment of Grant Thornton LLP as GAN’s independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2025 (Proposal No. 2).

Abstentions, withheld votes and broker non-votes will be considered present for purposes of determining a quorum. Abstentions will be included in the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a “WITHHOLD” vote for the directors in Proposal 1 and a vote “AGAINST” Proposal 2.

Uninstructed Shares

If you are a record holder and submit a valid proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Availability, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Confidentiality of Votes

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GAN or to third parties, except as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote. Occasionally, shareholders include additional comments on their Proxy Card or with their voting instruction, which are then forwarded to our management.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election, on behalf of the chairman, after the taking of the vote at the Annual Meeting. GAN will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Director Nominations and Shareholder Proposals for GAN Limited’s 2026 Annual Meeting

Requirements for Shareholder Nominations to be Brought Before an Annual Meeting.

Our bye-laws provide that for shareholder nominations or other proposals to the Board of Directors to be considered at an annual meeting, the shareholder must have given timely advance notice of the proposal or nomination in writing to our Chief Legal Officer. To be timely for the 2026 Annual Meeting of Shareholders, a shareholder’s notice must be delivered to or mailed and received by our Chief Legal Officer at our principal executive offices between February 26, 2026 and March 27, 2026. A shareholder’s notice to the Chief Legal Officer must set forth, as to each matter the shareholder proposes to bring before an annual meeting, the information required by our bye-laws. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable.

Requirements for Shareholder Proposals to be Considered for Inclusion in our Proxy Materials.

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us not later than December 31, 2025, in order to be considered for inclusion in our proxy materials for the 2026 Annual Meeting of Shareholders.

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CORPORATE GOVERNANCE

Role of the Board of Directors

Our business is managed under the direction of our Board of Directors. Our Board of Directors provides oversight, strategic direction, and counsel to our management. In addition, our Board of Directors elects our officers, delegates responsibilities for the conduct of our operations to those officers, and evaluates their performance.

Our Board of Directors held 4 meetings during 2024. Each of our directors serving in 2024 attended at least 75% of the total number of meetings of the Board of Directors and applicable committees that each director was eligible to attend.

Board Leadership Structure

David Goldberg currently serves as the Chairman of the Board of Directors and our Chief Executive Officer serves on the Board. Our Board of Directors has determined that this leadership structure is appropriate and effective for GAN at this time. The Board believes that separation of the positions of chief executive officer and chairman of the board reinforces the independence of the Board in its oversight of the business and affairs of the Company. This structure separates the oversight role of the Board of Directors from the execution responsibility of our management. Mr. Goldberg has operational experience in the industry, which fosters effective and open communication with management, and produces a greater degree of transparency between management and our directors.

Director Independence

Four of the five members of our current Board of Directors are independent directors and only those individuals may serve on the committees of our Board of Directors. Seamus McGill, our Chief Executive Officer, is not an independent director and did not serve on any committee. Our Board of Directors holds regular executive sessions outside the presence of the Chief Executive Officer and other management, which our Board of Directors believes promotes appropriate independent leadership.

Our Board of Directors annually determines the independence of our directors in accordance with the independence requirements under The Nasdaq Stock Market LLC (“Nasdaq”) and the SEC rules which require at least a majority of the directors to be independent. As a result of this review, our Board of Directors has determined that David Goldberg, Susan Bracey, Eric Green, and David Ross each qualifies as an independent director in accordance with rules and regulations of the Nasdaq and the SEC.

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The committees are comprised entirely of independent directors in accordance with Nasdaq guidelines. Each committee operates under a written charter adopted by the Board of Directors which is available at www.gan.com under Investors—Corporate Governance—Corporate Governance Information.

The composition of the committees during 2024 is as set forth below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Goldberg		X	X
Susan Bracey	X	Chair
Eric Green	X		Chair
David Ross	Chair	X	X

Audit Committee

The Audit Committee’s responsibilities include, among other things:

●	overseeing our accounting and financial reporting processes and the audits of our financial statements;

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●	overseeing, along with management, the reliability and integrity of our accounting policies and financial reporting and disclosure practices;

●	serving as an independent and objective party to monitor our financial reporting processes and internal controls systems;

●	retaining our independent registered public accounting firm, reviewing and evaluating their independence, qualifications and performance, approving the terms of the annual engagement letter and approving all audit and non-audit services to be performed by our independent registered public accounting firm; and

●	providing independent, direct, and open communications among our independent registered public accounting firm, financial and senior management and the full Board of Directors.

The Board of Directors has determined that Mr. Ross qualifies as an “audit committee financial expert” as defined under the applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of Audit Committee members under the Exchange Act. Additionally, the Board has determined that each of Mr. Ross, Mr. Green and Ms. Bracey is “independent” under Nasdaq guidance and SEC rules. The Audit Committee held 3 meetings in 2024.

Compensation Committee

The Compensation Committee’s responsibilities include, among other things:

●	reviewing and determining the base salary and bonus compensation of executive officers and certain other senior management, which may be in the form of cash or equity incentive awards;

●	reviewing and administering our equity incentive plans, including any amendments thereto;

●	reviewing and recommending amounts and types of compensation for our directors;

●	overseeing our compensation philosophy and strategy; and

●	monitoring compliance with rules and regulations relating to compensation arrangements for our directors and executive officers.

To qualify as independent to serve on the Company’s Compensation Committee, the listing standards of Nasdaq require a director not to accept any consulting, advisory, or other compensatory fee from the Company in excess of $120,000 annually, other than for service on the Board, and that the Board consider whether a director is affiliated with the Company and, if so, whether such affiliation would impair the director’s judgment as a member of the Company’s compensation committee. The Board has concluded that the composition of the compensation committee meets the requirements for independence under the rules and regulations of Nasdaq and the SEC.

The Compensation Committee may delegate any of its responsibilities to a person or persons, including officers or employees of the Company or any of its members, except to the extent otherwise prohibited by applicable law or the rules and regulations of the SEC of the Nasdaq Stock Market.

The Compensation Committee did not meet in 2024.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

●	developing and recommending the criteria to be used in screening and evaluating potential candidates or nominees for election or appointment as director;

●	establishing and overseeing a policy for considering shareholder nominees for directors, and developing the procedures that must be followed by shareholders in submitting recommendations;

●	monitoring and reviewing any issues regarding the independence of directors or involving potential conflicts of interest and evaluating any change of status or circumstances with respect to a director;

●	evaluating all nominees for election of directors;

●	developing and recommending to the Board of Directors, as necessary, corporate governance policies to be adopted and maintained;

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●	identifying committee member qualifications and recommending appropriate committee member appointments to the Board of Directors; and

●	establishing and reviewing annually with the Board of Directors the procedures for shareholders to send communications to the Board of Directors.

The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors, from time to time, regarding the appropriate skills and characteristics required of members of our Board of Directors in the context of the current make-up of the Board of Directors, the operations of the Company and the long-term interests of shareholders. The committee does not have a specific policy underlying its nomination process, although it seeks to ensure the Board of Directors includes directors with diverse backgrounds, qualifications, skills and experience relevant to our business.

The Board has concluded that the composition of the nominating and corporate governance committee meets the requirements for independence under the rules and regulations of Nasdaq. The Nominating and Corporate Governance Committee did not meet in 2024.

Board Role in Risk Oversight

Our Board of Directors performs an oversight role in managing GAN’s risk. In reviewing our strategy, business plans, budgets and major transactions, the Board of Directors considers, among other factors, the risks GAN faces, and the extent to which those risks can be appropriately managed. While our Board of Directors oversees risk management strategy, our management is responsible for implementing and supervising day to day risk management processes. Our senior management regularly reports to the Board of Directors on areas of material risk, including operational, financial, legal and strategic risks, which enables the Board of Directors to understand management’s views and strategies regarding risk identification, risk management and risk mitigation.

In addition to the oversight role assumed by the full Board of Directors, various committees of the Board of Directors also have responsibility for risk management. The Audit Committee reports to the full Board of Directors on risks that the Audit Committee believes to be material. In addition, the Compensation Committee oversees the risks associated with our compensation policies and practices to ensure that the compensation programs and incentives do not encourage short-term risk taking at the expense of long-term results or create risks that may have a material adverse effect on GAN.

Business Conduct Policy

We have adopted a written Business Conduct Policy that is applicable to all of our directors, officers and employees and is designed to deter wrongdoing and to promote:

●	honest and ethical conduct;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;

●	compliance with applicable laws, rules and regulations, including insider trading compliance; and

●	accountability for adherence to the policy and prompt internal reporting of violations of the policy, including illegal or unethical behavior regarding accounting or auditing practices.

A copy of our Business Conduct Policy is available on our corporate website at www.investors.gan.com, under Investors—Corporate Governance—Corporate Governance Information. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing the Business Conduct Policy and making any appropriate updates or amendments. We intend to disclose any changes in this policy or waivers from this policy that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information to our website or by filing a Current Report on Form 8-K with the SEC, in each case if such disclosure is required by SEC or Nasdaq rules.

Review and Approval of Related Party Transactions

As a matter of policy, the Board of Directors reviews and determines whether or not to approve any transaction between GAN and its directors, director nominees, executive officers and greater than 5% beneficial owners and each of their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years and the related party has or will have a direct or indirect interest in the transaction.

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Our compensation arrangements with our Named Executive Officers and our directors are described in this Proxy Statement under “DIRECTORS—Director Compensation” and “EXECUTIVE OFFICERS—Summary Compensation Table”. Other than those compensation arrangements since January 1, 2024, we have not been a party to any transaction (a) in which any of our executive officers, directors or holders of 5% or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest, and (b) where the amount involved exceeded $120,000 in value.

Board Attendance at Annual Meetings of Shareholders

We, as a matter of policy, encourage our directors to attend meetings of shareholders, but we do not require attendance. Each director acting in such capacity at the time of our last annual meeting.

Insider Trading Policy

The Board has adopted a Policy on Insider Trading and Communications with the Public (the “Insider Trading Policy”) governing the purchase, sale and/or other dispositions by directors, officers, employees and other specified persons. The Insider Trading Policy is designed to promote compliance with insider trading laws. The Insider Trading Policy contains anti-hedging and pledging provisions that apply to transactions in shares of the Company’s common stock and other equity securities by members of the Board and officers of the Company designated as “Covered Persons.” The policy prohibits executive senior personnel of the Company from entering into hedging or monetization transactions or similar arrangements with the respect to Company securities, and may not hold Company securities in a margin account or pledge Company securities as collateral for a loan. Our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Equity Grant Policy

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information and it does not otherwise time the release of material nonpublic information based on equity award grant dates. Moreover, in light of the pending merger, we have granted significantly less equity than historically has been the case.

Communication with our Board of Directors

Shareholders may communicate with our Board of Directors through the Chief Legal Officer by writing to the following address: Board of Directors, c/o Chief Legal Officer, GAN Limited, 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135. The envelope containing such communication should contain a clear notation that the letter is “Shareholder-Board Communication” or “Shareholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a shareholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

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DIRECTORS

Current Directors

The names of our current directors, their ages as of April 29, 2025, and other information about them are set forth below.

Name of Director Nominee	Age	Position	Class	Our Director Since	Current Term Expiration
David Ross	60	Non-Executive Director	I	2023	2025
Susan Bracey	61	Non-Executive Director	I	2021	2025
Eric Green	54	Non-Executive Director	II	2022	2025
David Goldberg	57	Chairman of the Board of Directors	II	2018	2025
Seamus McGill	73	Chief Executive Officer and Director	III	2014	2026

The following biographies describe the skills, qualities, attributes, and experience of our directors. These factors led the Nominating and Corporate Governance Committee and the Board of Directors to determine that it is appropriate to nominate the current nominees—David Ross, Susan Bracey, Eric Green, and David Goldberg—for election to the Board of Directors.

David Ross serves as Chief Executive Officer of Gaming Asset Management Enterprises, LLC, a Nevada based holding company which owns a 50% interest in a Northern Nevada casino, a position he has held since 2018. Since 2014 to the present, Mr. Ross has also served as Chief Executive Officer of Gaming Asset Management Advisers, LLC, a Nevada based company focused on the gaming and hospitality industry. Prior to these positions, Mr. Ross was the chief executive officer and member of the board of Affinity Gaming from 2011 through 2014. Mr. Ross has over 35 years of experience in the gaming and hospitality industry, including currently serving as President and member of the board of directors of the JW Marriott – Rampart Casino in Las Vegas and previously serving as Chairman of the board of directors of DEQ Systems, a gaming technology company. Mr. Ross earned his Master of Science in Hotel Administration and his Bachelor of Arts in Business Management from the University of Nevada, Las Vegas. Mr. Ross was selected to serve on our Board of Directors as a result of his extensive experience as a public company gaming executive and director, and his business acumen in operations, capital markets, M&A, and licensure in approximately 35 jurisdictions across North America.

Susan Bracey is an experienced financial executive, having most recently served from 2010 to 2020 as EVP and Chief Financial Officer of Village Roadshow Entertainment Group, a leading co-producer and co-financier of studio-released motion pictures. Prior to that, she served as Chief Financial Officer of Youbet.com (Nasdaq: UBET), an online wagering company, from 2009 until its sale to Churchill Downs in 2010, and from 2000 to 2008 Ms. Bracey was an executive at Ticketmaster Entertainment where she served as EVP and Chief Financial Officer. Ms. Bracey began her career as a certified public accountant with Ernst & Young. She currently serves on the Board of Directors of Diver.Sea.Fy, a non-profit organization that raises money to support underrepresented youth of color in obtaining scuba certifications. Ms. Bracey earned a B.S. in Business Administration with a major in Accounting from Chicago State University. Ms. Bracey brings extensive finance experience in the technology, media and entertainment industries to our Board of Directors, having held C-suite level and executive positions in both public and privately held companies.

Eric Green brings more than 25 years of investment expertise to the Company’s board of directors. Since 1997, he has worked at Penn Capital, an investment firm with approximately $2 billion of assets under management. Mr. Green currently serves as Penn Capital’s Chief Investment Officer of Equity. Additionally, Mr. Green serves as a Senior Portfolio Manager for Penn Capital’s Small Cap and Small to Micro Cap equity strategies. He is currently a member of the firm’s executive team, which oversees the firm’s overall corporate strategy and management. Prior to joining Penn Capital, Mr. Green was with the Federal National Mortgage Association, the Royal Bank of Scotland, and the United States Securities and Exchange Commission, where he served as a financial analyst in the Division of Investment Management. Mr. Green is also Vice Chairman of the Board of Directors for the Anti-Defamation League (ADL) Mid-Atlantic Region. Mr. Green earned a bachelor’s degree in business administration from American University and a master’s degree in business administration from the Yale School of Management. Mr. Green was selected to serve on our Board of Directors as a result of his extensive experience in finance and expertise in strategic business matters.

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David Goldberg is an experienced public company and startup CEO, board member and advisor with extensive experience in gaming, entertainment, and sports. Since March 2017 he has served as a senior adviser to TPG Capital, one of the world’s largest private equity firms. From April 2014 to April 2018, he was a board and audit committee member at Trans World (OTCQB: TWOC), which operates casinos in the Czech Republic and was sold in mid-2018, and previously served as the CEO of Youbet.com (Nasdaq: UBET) which was, at that time, the United States’ largest online wagering company. Mr. Goldberg was Chief Executive Officer of ScoreBig, Inc., the owner and operator of ScoreBig.com, which made a general assignment for the benefit of creditors under California law in October 2016. Mr. Goldberg holds a Bachelor of Art in Economics from Northwestern University and an MBA from the University of Chicago Booth School of Business. Mr. Goldberg was selected to serve on our Board of Directors due to his gaming and financial industry experience, and his public company experience as both director and Chief Executive Officer.

Seamus McGill has 25 years experience in the gaming and technology industries and has served as our Chief Executive Officer since September of 2023. His most recent prior position was President of JOINGO, a mobile software company in San Jose, California from December 2013 to October 2015. Prior to JOINGO, Mr. McGill spent five years at Aristocrat Technologies Limited as Chief Operating Officer and helped deliver 20% year-on-year growth in the Americas for the second largest manufacturer of slot machines and gaming solutions in the world. Prior to Aristocrat, Mr. McGill was President of Cyberview Technology, Inc. and orchestrated its sale to International Game Technology plc. Mr. McGill held senior positions at WMS Gaming Inc. and oversaw the global growth of that company. He started his career in gaming with Mikohn Gaming Corporation. Mr. McGill was selected to serve on our Board of Directors due to his gaming industry experience and his tenure with GAN.

Director Compensation in 2024

Our non-executive directors serve pursuant to the terms of a standard letter of appointment, which acts as a service contract. The letter of appointment contemplates that the non-employee director will serve a three-year term, subject to re-election by GAN’s shareholders at the annual meeting, and regulatory compliance. The letter of appointment also allows for termination by GAN or the director, at the discretion of either, upon three months’ written notice; however, the Board of Directors can require a director to resign immediately if it determines that a director’s position becomes untenable due to a conflict of interest. Non-executive directors are required to devote sufficient time necessary to fulfill their duties.

The letter of appointment provides for payment of an annual cash fee, which is paid monthly in arrears. Non-executive directors are eligible for discretionary cash or share-based payment awards. We do not maintain any plans or contracts with our directors that provide monetary benefits, such as cash termination payments, upon our directors’ termination of service with us. Directors are reimbursed for expenses reasonably incurred in the performance of their duties. In addition, our memorandum of association and bye-laws include indemnification provisions for our directors and executive officers and we maintain liability insurance for our directors and executive officers. Employee directors do not receive any compensation for their service as a director.

The following table sets forth, in thousands, information concerning the compensation earned during the year ended December 31, 2024 by each of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
David Ross	106.00	—	—	106.00
Susan Bracey	77.50	—	—	77.50
Eric Green	67.00	—	—	67.00
David Goldberg	215.00	—	—	215.00

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Beginning in 2021, with the guidance of Arthur J. Gallagher & Co. as a compensation consultant engaged by the Compensation Committee, the Compensation Committee recommended, and the Board of Directors approved, compensation for non-employee directors, in thousands, as follows:

Service	Fee ($)
Annual Cash Compensation	30.0
Annual Equity Compensation (1)	100.0
Chairman of the Board	25.0
Audit Committee Chair	25.0
Audit Committee Participation (non-Chair)	10.0
Compensation Committee Chair	15.0
Compensation Committee Participation (non-Chair)	7.5
Nominating and Governance Committee Chair	10.0
Nominating and Governance Committee Participation (non-Chair)	5.0
Per Meeting Fee	1.5

With the exception of Mr. Ross, who receives 100% of his annual cash compensation in cash, all other directors were historically expected to receive 50% of their annual cash compensation in the form of restricted stock awards, with one year vesting and a mandatory “withhold to cover” the taxes payable with respect to the applicable compensation. In 2024, as a result of the pending merger, no equity awards were granted to our non-employee directors.

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EXECUTIVE OFFICERS

Current Executive Officers

The names of our current executive officers, their ages as of April 29, 2025, and their positions are shown below.

Name of Executive Officer	Age	Position	Executive Officer Since
Seamus McGill	73	Chief Executive Officer	2023
Sylvia Tiscareño	48	Chief Legal Officer	2021
Jan Roos	44	Chief Technology Officer	2022
Brian Chang	43	Chief Financial Officer	2022
Giuseppe Gardali	43	President, B2B	2023
Endre Nesset	36	President, B2C	2022

Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Sylvia Tiscareño is our Chief Legal Officer, serving in that role since December 2021. Prior to joining the Company, Ms. Tiscareño served as General Counsel at William Hill US from 2015 to 2021. Prior to that, she was Assistant General Counsel at Aristocrat Technologies, Inc. Her professional experience includes serving as in-house counsel in the commercial real estate development sector, as well as being a litigation attorney for the regional office of an insurance defense law firm. Ms. Tiscareño holds a Bachelor of Arts, Sociology from the University of Nevada-Las Vegas and a Juris Doctorate from Capital University Law School. She brings substantial experience as general counsel and business advisor in the technology, sports, gaming manufacturing, and online gaming industries.

Jan Roos is our Chief Technology Officer, serving in that role since January 2022. Mr. Roos has extensive experience in information technology engineering and software development, with a particular focus on gaming and gambling technologies and systems. Since February 2015, Mr. Roos has served as the Chief Technology Officer of Vincent Group p.l.c., a Malta limited company and wholly owned subsidiary of GAN that does business as “Coolbet.” From 2009 to 2015, Mr. Roos held positions with Betsson Group including Head of Software Development and Development Centre Manager. Mr. Roos holds a Bachelor’s Degree in network Software Systems from the Tallinn Technical University.

Brian Chang is our Chief Financial Officer, serving in that role since November 2022. Mr. Chang previously served as the Company’s Senior Vice President and Corporate Controller since September of 2021. Prior to his service at the Company, from 2014 to 2021 Mr. Chang served as the Vice President of Accounting and Reporting at Alorica, Inc. Previously, Mr. Chang was an audit manager at Deloitte. Mr. Chang brings substantial experience in financial reporting and process optimization, and has overseen successful integrations, divestitures, and restructuring efforts. Mr. Chang holds a Bachelor of Arts, Economics from the University of California, Irvine and a Masters of Accounting from the University of Southern California.

Giuseppe Gardali is our President of B2B operations, serving in that role since March 2023. Mr. Gardali previously served as the Company’s Senior Vice President, Content Distribution from March 2022 to March 2023. Prior to this position, Mr. Gardali was the Company’s Managing Director, International Market Development from March 2021 to March 2022, where he was responsible for evaluating and supporting merger and acquisition opportunities from a commercial, analytical and technical perspective, as well as overseeing the Company’s Italian operations. Beginning in September 2018, Mr. Gardali had served as the Company’s Managing Director, UK, where he was responsible for global development and support teams, as well as overseeing all European operations.

Endre Nesset is our President of B2C operations since August 2022. Mr. Nesset previously served as the Company’s Senior Vice President, Global Sports at GAN and Coolbet who has industry experience from online gaming across B2C and B2B operations in multiple markets and continents. Prior to joining Coolbet in 2020, he served as the Director of Sports at Gaming Innovation Group.

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Summary Compensation Table for Fiscal Years 2024 and 2023

The following table sets forth, in thousands, information regarding compensation earned by or awarded to our Named Executive Officers for services rendered to us in all capacities during the years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Seamus McGill	2024	501.8	—	—	—	—	501.8
Chief Executive Officer	2023	113.5	—	—	—	—	113.5
Brian Chang	2024	367.4	—	115.8	—	—	483.2
Chief Financial Officer	2023	328.8	—	359.6	—	—	688.4
Sylvia Tiscareño	2024	427.6	—	159.6	—	—	587.2
Chief Legal Officer	2023	415.5	10.5	88.0	—	0.5	514.5

(1)	Reflects the aggregate grant date fair value of restricted stock awards granted to the Named Executive Officers in each fiscal year, computed in accordance with ASC 718 – Compensation—Stock Compensation.

(2)	Reflects the aggregate grant date fair value of stock option awards granted to the Named Executive Officers in each fiscal year, computed in each case in accordance with ASC 718 – Compensation—Stock Compensation. Refer to the Outstanding Equity Awards at Fiscal Year End table below for details of these grants. Assumptions used to calculate these amounts are described in Note 9 – Share-based Compensation to our annual financial statements for the year ended December 31, 2024, which is contained in the 2024 Annual Report.

Narrative Disclosure to Summary Compensation Table

Each of our executive officers is employed pursuant to the terms of a written employment agreement, as follows:

McGill Employment Agreement

On September 26, 2023, GAN entered into an employment agreement with Mr. McGill, pursuant to which Mr. McGill serves as Interim Chief Executive Officer. Under the terms of his employment agreement, Mr. McGill is entitled to, among other benefits: an annual base salary of $500,000; an annual bonus of up to 100% of his base salary for the applicable bonus year (payable in cash or vested stock); an initial equity award of 275,000 ordinary shares, with 25% of such award vesting on the first anniversary of the grant date and 25% of such award vesting on each anniversary thereafter, in each case, subject to continued service; expense reimbursement; and participate in GAN’s employee benefit plans, practices and programs that GAN makes available to its employees.

Upon a change in control of GAN, Mr. McGill will be entitled to a transaction bonus in an amount equal to 100% of his then-current base salary. In exchange for his continued compliance with his obligations under a non-compete covenant, GAN will continue to pay Mr. McGill’s annual base salary during the one year non-compete period. If Mr. McGill’s employment is terminated by GAN without cause or if he resigns for good reason, he is eligible to receive: (i) pro rata vesting of all of his then unvested equity awards covering the period of his service compared to the award’s vesting schedule, (ii) a cash severance payment equal to his then-current annual base salary and (iii) COBRA health insurance premiums for a period of 12 months. In addition, if Mr. McGill’s employment is terminated by GAN without cause or by Mr. McGill for good reason within three months before, or two years after, a change in control of GAN, then all of Mr. McGill’s unvested equity awards will become fully vested, non-forfeitable, and exercisable. Severance benefits are conditioned upon Mr. McGill’s timely execution of a release of all claims, and his continuing compliance with his obligations under restrictive covenants relating to confidentiality, non-competition and non-solicitation of employees/customers obligations, and with his covenants relating to post-employment cooperation.

Chang Employment Agreement

On November 25, 2022, GAN entered into an amended and restated employment agreement with Mr. Chang, pursuant to which Mr. Chang serves as GAN’s Interim Chief Financial Officer. Under the terms of his employment agreement, Mr. Chang is entitled to: an annual base salary of $330,000; an annual bonus of up to 100% of his base salary for the applicable bonus year (payable in cash or vested stock); expense reimbursement; and participate in GAN’s employee benefit plans, practices and programs that GAN makes available to its employees.

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Upon a change in control of GAN, Mr. Chang will be entitled to a transaction bonus in an amount equal to 100% of his then-current base salary. In exchange for his compliance with his one-year non-compete covenant, GAN will continue to pay Mr. Chang’s annual base salary during the one year non-compete period.

If Mr. Chang’s employment is terminated by GAN without cause or by Mr. Chang for good reason, then Mr. Chang is eligible to receive: (a) pro rata vesting of all of his then unvested equity awards covering the period of his service compared to the award’s vesting schedule; (b) a cash severance payment equal to his then-current annual base salary; (c) a pro-rata portion of his target bonus for the year in which the termination of employment occurs; and (d) the payment of COBRA health insurance premiums for a period of 12 months.

However, if Mr. Chang’s employment is terminated by GAN without cause or by Mr. Chang for good reason within three months before, or two years after, a change in control of GAN, then Mr. Chang is instead eligible to receive: (a) full vesting of all of his then unvested equity awards; (b) cash severance equal to 150% of the sum of his then-current annual base salary plus annual target bonus; (c) a pro-rata portion of his target bonus for the year in which the termination of employment occurs; and (d) the payment of COBRA health insurance premiums for a period of 18 months.

Severance benefits are conditioned upon Mr. Chang’s timely execution of a release of all claims, and his continuing compliance with his obligations under restrictive covenants relating to confidentiality, non-competition and non-solicitation of employees/customers, and with his covenants relating to post-employment cooperation.

Tiscareño Employment Agreement

Sylvia Tiscareño entered into an Executive Employment Agreement with the Company on December 19, 2021 (the “Tiscareño Employment Agreement”) to fulfill the duties to the Company as Chief Legal Officer. The terms of the Tiscareño Employment Agreement provided for an annual base salary of $350,000 with an optional increase to $400,000 pending success of certain performance criteria, to be awarded beginning April 1, 2022. Ms. Tiscareño was made eligible to earn an annual target bonus equal to 100% of her annual base salary, as further detailed in the Tiscareño Employment Agreement. Additionally, Ms Tiscareño was made eligible to receive certain equity awards, which included (i) a one-time equity award grant of 20,000 shares of the Company’s common stock that would fully vest on December 31, 2022, (ii) an equity award valued at $525,000 before the end of the first quarter of 2022, and (iii) an annual grant of restricted stock units. The Tiscareño Employment Agreement include standard benefits, as well as customary non-solicitation, intellectual property and invention assignment and confidentiality provisions. The Tiscareño Employment Agreement includes a non-compete restriction lasting one year following termination of employment, subject to applicable restrictions under state law. In exchange for her non-compete covenant, the Company shall continue to pay Ms. Tiscareño’s annual base salary during the non-compete period. In the event of a change-in-control, as defined in the Tiscareño Employment Agreement, Ms. Tiscareño will be entitled to a transaction bonus in an amount equal to 100% of her annual base salary. The bonus will be paid in a lump sum within ten (10) calendar days of the change-in-control. Additionally, if Ms. Tiscareño’s employment is terminated by the Company without cause or by the executive officer for good reason within three (3) months before or two (2) years after a change-in-control occurs, all of her equity awards accelerate and become fully vested. Additionally, Ms. Tiscareño is eligible to receive, in the event of termination without cause or termination with good reason, a cash severance equal to 1.5 times the then-current annual base salary, a pro-rata bonus, and COBRA premiums for a period of 12 months.

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Outstanding Equity Awards at Fiscal Year End 2024

The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2024.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Seamus McGill	50,000		1.06	8/24/2027	206,250	375,375
	50,000		2.18	12/11/2028
	100,000		3.62	10/01/2029
Brian Chang					203,330	370,060
Sylvia Tiscareño					292,809	532,912

(1)	Options granted under the 2020 Plan (as defined below) with a term of ten years, which vest 25% after one year and then monthly over the next 36 months thereafter, subject to continuing service.

(2)	Restricted stock units awarded under the 2020 Plan (as defined below) which vest 25% on the anniversary of the grant date.

(3)	The aggregate market value is determined by multiplying the number of shares that have not vested by $1.82 per share, the closing price of our ordinary shares on December 31, 2024.

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PROPOSALS

Proposal No. 1 – Election of Directors

Classified Board

Our bye-laws provide that the directors of the Company are divided into three classes, as nearly equal in number as reasonably possible. The Board of Directors had been allocated into the following rotation dates: 2024 David Ross and Susan Bracey; 2025 Eric Green and David Goldberg; and 2026 Seamus McGill. Since the Company did not hold an annual meeting in 2024, at the annual meeting, four director positions will be subject to re-election—the positions held by David Ross, Susan Bracey, Eric Green, and David Goldberg.

Nomination Process

Our Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election or appointment after carefully considering all candidates, taking into account the qualifications set forth in the Nominating and Corporate Governance Committee Charter and all factors the Committee considers appropriate.

As part of its evaluation of Board composition, the Nominating and Corporate Governance Committee considers the diversity of candidates to ensure that our Board of Directors is comprised of individuals with a broad range of experiences and backgrounds (including, among other things, career specialization, relevant technical skills or financial acumen, characteristics relevant to gender and diversity requirements, diversity of viewpoint and industry knowledge) who can contribute to the Board’s overall effectiveness in carrying out its responsibilities and can represent diverse viewpoints on our Board of Directors. The Nominating and Corporate Governance Committee assesses the effectiveness of these efforts when evaluating the composition of the Board of Directors as part of the annual nomination process.

The Nominating and Corporate Governance Committee considers shareholder nominees submitted in accordance with our bye-laws, and evaluates candidates recommended by shareholders in the same manner as all other candidates brought to the attention of the Nominating and Corporate Governance Committee. Shareholder recommendations may be submitted to the Nominating and Corporate Governance Committee in care of the Chief Legal Officer at the address set forth above under “CORPORATE GOVERNANCE—Communication with Our Board of Directors.”

Nominees for Election

Based on the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated David Ross and Susan Bracey to be elected to serve on our Board of Directors until they are next up for election at the 2027 Annual Meeting of Shareholders, and Eric Green and David Goldberg to be elected to serve on our Board of Directors until they are next up for election at the 2028 Annual Meeting of Shareholders, subject to their prior death, resignation, retirement, disqualification or removal in accordance with our bye-laws.

David Ross, Susan Bracey, Eric Green, and David Goldberg are each current directors and have consented to being named in this Proxy Statement and serving on the Board if elected. Biographical information about each of the nominees is included above under “DIRECTORS”.

If any nominee becomes unavailable or unable to serve before the Annual Meeting, the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If a substitute nominee is named, then the persons named as proxies for the Annual Meeting will have full discretion and authority to vote or refrain from voting for such substitute nominee in their discretion.

There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

Voting on the election of directors is considered a non-routine matter, and the persons named in the accompanying proxy will not have the authority to vote on this proposal unless instructed to do so by the beneficial owner or their duly instructed bank, broker or nominee.

Vote Required

Our bye-laws provide that election of a director in an uncontested election of directors requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

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Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ABOVE.

Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has selected Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Grant Thornton LLP has served as the independent auditor for Vincent Group plc, doing business as Coolbet, which we acquired effective January 1, 2021. Representatives of Grant Thornton LLP are expected to be at the Annual Meeting, to be available to answer appropriate questions and make a statement should they choose to do so.

Grant Thornton LLP has served as our independent auditor since the year ended December 31, 2021.

Under the terms of our bye-laws, the independent auditor is appointed by the vote of the shareholders. Our Board of Directors has the authority under our bye-laws, which it has delegated to the Audit Committee, to appoint an independent auditor to fill a vacancy should our independent auditor resign.

Fees Paid to Auditors

The following table presents fees billed, in thousands, for professional audit services rendered by Grant Thornton LLP in connection with its audits of GAN’s annual financial statements for the fiscal years ended December 31, 2024 and 2023 respectively.

	2024	2023
Audit Fees(1)	$1,112	$1,011
Audit-Related Fees(2)	415	253
Total	$1,527	$1,264

(1)	Audit Fees consist of fees for professional services rendered in connection with the audit of GAN’s annual financial statements, for the review of the financial statements included in GAN’s interim reports and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees for services provided by GT, LLP related to service organization controls (SOC) reports.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Grant Thornton LLP during the fiscal years ended December 31, 2024, and 2023, respectively, were pre-approved by the Audit Committee.

Vote Required

Approval of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Other Matters

We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies for the Annual Meeting to exercise their discretionary authority to vote the shares that they represent in accordance with their judgment.

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OTHER INFORMATION

Report of the Audit Committee of the Board Of Directors*

As of April 30, 2025, the date of this report, the Audit Committee of the Board of Directors was comprised of David Ross, who serves as Chair, Susan Bracey, and Eric Green. Each member is an independent director under Nasdaq and the SEC rules. The Audit Committee operates pursuant to a charter that is available on our website at www.gan.com under Investors—Corporate Governance—Corporate Governance Information.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of GAN’s financial statements. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting.

The Audit Committee is responsible for the selection and oversight of the work performed by GAN’s independent registered public accounting firm. In fulfilling its oversight responsibility the Audit Committee reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence, performance of the independent auditors and the extent to which the independent auditors may be retained to perform non-audit services.

For the year ended December 31, 2024, GAN’s independent audit firm was Grant Thornton LLP. The Audit Committee has reviewed and discussed with management and Grant Thornton LLP the audited consolidated financial statements in GAN’s annual report on Form 10-K for the year ended December 31, 2024. The Audit Committee has also discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements discussed above be included in GAN’s annual report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Submitted by the Audit Committee:

David Ross, Chair

Susan Bracey

Eric Green

*	The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

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Security Ownership of Certain Beneficial Owners And Management

The following table sets forth certain information known to us regarding beneficial ownership of our ordinary shares outstanding as of April 29, 2025 for:

●	each person, or group of affiliated persons, who is known by us to be the beneficial owner of 5% or more of our outstanding ordinary shares;

●	each of our directors and director nominees;

●	each of our Named Executive Officers; and

●	all of our current directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o GAN Limited, 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of ordinary stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 46,328,732 ordinary shares deemed to be outstanding as of April 29, 2025. In accordance with the SEC rules, when computing the number of shares of ordinary stock beneficially owned and the percentage ownership of a person, we include the ordinary shares subject to options held by that person that are exercisable or will become exercisable within 60 days of April 29, 2025, but we do not include those ordinary shares underlying options when computing the percentage ownership of any other person.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Beneficially Owned
Directors, Nominees and Named Executive Officers
Seamus McGill	302,560	(1)	*
David Goldberg	273,857	(2)	*
Susan Bracey	88,194		*
Eric Green	138,902		*
David Ross	-		*
Brian Chang	91,690		*
Sylvia Tiscareño	207,699		*
All directors and executive officers as a group (10 persons)	1,206,093	(3)	2.6%

*	Represents less than 1%
(1)	Includes 200,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 29, 2025.
(2)	Includes 149,999 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 29, 2025.
(3)	Includes 204,811 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 29, 2025.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of GAN’s securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely upon a review of the insiders’ forms filed with the SEC during 2024 and representations made by the directors and executive officers, all of our officers, directors and holders of more than 10% of the outstanding securities of GAN complied with the filing requirements pursuant to Section 16(a) of the Exchange Act, with the exception of the following: (i) one late Form 3 reporting no holdings was filed by David Ross; (ii) two late Form 4s were filed by Brian Chang, one to report a grant of restricted stock units and the other to report the settlement of restricted stock units and withholding of shares for payment of tax obligations; (iii) one late Form 4 was filed by Seamus McGill to report the settlement of restricted stock units and withholding of shares for payment of tax obligations; (iv) an amendment to Form 3 was filed by Endre Nesset to report the holding of a stock option that was omitted from the original Form 3 filing; and (v) a late Form 4 was filed by Endre Nesset to report two grants of stock options.

Equity Compensation Plan Information

Securities authorized for issuance under equity compensation plans

The following table provides information relating to our equity compensation plans as of December 31, 2024. As of December 31, 2024, we had the GAN Limited 2020 Equity Incentive Plan and the GAN Limited Employee Stock Purchase Plan, which were approved by our Board of Directors and our shareholders.

	Equity Compensation Plans
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	4,194,670	$5.60	2,872,772
Equity compensation plans not approved by shareholders	—	—	—
Total	4,194,670	$5.60	2,872,772

(1)	Excludes 1,828,000 additional ordinary shares that became available for issuance under the GAN Limited 2020 Equity Incentive Plan on February 3, 2025.

Reducing Duplicate Mailings

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice of Availability or, if you have requested printed copies, only one set of printed proxy materials is delivered to multiple shareholders sharing an address, unless contrary instructions have been received from one or more of the shareholders. If you are a shareholder sharing an address, you can request a separate Notice of Availability or copy of the proxy materials by contacting the Broadridge Householding Department by phone at 1-866-540-7095 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another shareholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.

Additional Information

For further information about GAN, please refer to the 2024 Annual Report. The 2024 Annual Report is publicly available on the SEC’s website at www.sec.gov and on our website at www.gan.com. You may also obtain a copy by sending a written request to GAN Limited, 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, Attention: Chief Legal Officer.

By Order of the Board of Directors,

Sylvia Tiscareño
Chief Legal Officer

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GAN™

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 25, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GAN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 25, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74773-P33198

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GAN LIMITED

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class I directors to hold office until the 2027 Annual Meeting of Shareholders and the election of two Class II directors to hold office until the 2028 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) David Ross (Class I)
02) Susan Bracey (Class I)
03) Eric Green (Class II)
04) David Goldberg (Class II)

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date